SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): November 19, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1000 QWEST TOWER, 555 SEVENTEENTH STREET          DENVER, COLORADO         80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
                                                            ------------

                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS



     On November 19, 1998, Qwest Communications International Inc. ("Qwest") and KPN Telecom B.V. ("KPN") entered into a letter of intent to form a joint venture company to create a pan-European Internet Protocol (IP)-based fiber optic network linked to Qwest's network in North America for data, video and voice services. The venture will combine KPN's existing pan-European fiber optic backbone ("EuroRings"), which is expected to be operational in the second quarter of 1999, with EUnet International Limited ("EUnet"), Qwest's European Internet service subsidiary.

     The venture is expected to be formed in the first quarter of 1999, subject to definitive documentation and customary regulatory approvals.

     The initial capitalization of the venture will be approximately $700 million. KPN will contribute to the venture two bi-directional, self-healing fiber optic rings (EuroRings 1 and 2) in the United Kingdom, Germany, France, Belgium and the Netherlands, covering more than 3,500 km (2,200 miles). EuroRings 1 and 2 serve London, Amsterdam, Rotterdam, Antwerp, Brussels, Paris, Dusseldorf, Frankfurt and Strasbourg. Qwest will contribute to the venture EUnet, which was acquired by Qwest in April 1998 and is a leading European business Internet service provider with more than 80,000 customers in 14
European countries. KPN and Qwest will also contribute transatlantic cable capacity to the venture that will connect EuroRings with the Qwest network in North America, which is expected to be completed in the second quarter of 1999. Qwest and KPN will contribute approximately $70 million and $20 million, respectively, to fund the completion of EuroRings 1 and 2, and Qwest will contribute an additional $7.8 million to the venture.

     The venture may construct four additional rings covering an additional 11,000 km (6,800 miles), and serve up to 19 other major metropolitan areas in western, central and eastern Europe.

     The venture will offer wholesale, private line and IP-based services, including intranets, extranets, web hosting, IP-Virtual Private Networks (VPN), Internet access, data and voice services. The venture will also sell EuroRings dark fiber and plans to offer frame relay and ATM (asynchronous transfer mode)-based services. Customers for the venture will include Internet service and content providers, multinational firms in Europe and North America as well as telecommunications carriers, operators and others who want to buy wholesale or retail network capacity, fiber or services.

     KPN and Qwest will each own 50% of the venture. The venture will be governed by a six-person supervisory board. KPN and Qwest each will name three members to the board.

     The headquarters of the venture will be in Amsterdam. The venture expects initially to employ 700 persons.

     KPN and Qwest have appointed an acting management team for the venture. Jack McMaster, executive vice president of Qwest's international business, will be acting chief executive officer. EUnet's current chief executive officer, Andrew Carver, will be acting executive vice president of the EUnet division. Henjo Groenwegen, director of KPN's international network services, has been appointed acting chief operating officer. Jan Pennings, finance manager of KPN's international network services, has been appointed acting controller.


                          -----------------------------


     This report on Form 8-K contains or refers to forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, that include, among others, (1) statements concerning the initial capitalization of the KPNQwest venture and matters that are expected to result from certain business activities and transactions, (2) the KPNQwest venture's plans to complete all or part of its EuroRings network and Qwest's plans to complete its Macro Capacity Fiber Network, (3) other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. KPN and Qwest caution the reader that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. Such risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, in documents filed by KPN and Qwest with the U.S. Securities and Exchange Commission. The most important factors that could prevent the KPNQwest venture and Qwest from achieving their stated goals include, but are not limited to: (a) failure by the KPNQwest venture and Qwest to construct their respective networks on schedule and on budget, (b) operating and financial risks related to managing rapid growth, integrating acquired businesses and maintaining sufficient cash flow to meet debt service requirements, make capital expenditures and fund operations, (c) intense competition in their respective markets, (d) their respective ability to achieve year 2000 compliance, (e) rapid and significant changes in technology and markets, (f) adverse changes in their respective regulatory or legislative environments, and (g) failure by KPN and Qwest to execute definitive documentation and complete the transaction on a timely basis or at all. These cautionary statements should be considered in connection with any prior or subsequent written or oral forward-looking statements that have been or may be issued by KPN, Qwest or the KPNQwest venture or persons acting on their behalf. KPN, Qwest and the KPNQwest venture undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements with respect to the matters referred to in this report on Form 8-K to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ------------------


                                     QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  November 19, 1998             By: /s/ ROBERT S. WOODRUFF
                                         ---------------------------------------
                                             Robert S. Woodruff
                                             Executive Vice President - Finance,
                                             Chief Financial Officer and
                                             Treasurer